                                                                    EXHIBIT 10.2

                 AMENDMENT NO. 2 TO CERTAIN OPERATIVE AGREEMENTS

         THIS AMENDMENT NO. 2 TO CERTAIN OPERATIVE AGREEMENTS dated as of March 28, 2003 (this "Amendment") is by and among PROVINCE HEALTHCARE COMPANY, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement (hereinafter defined), individually, a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the PHC Real Estate Trust 1998-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties to this Amendment as lenders and/or as holders (collectively, the "Majority Secured Parties"); and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in or pursuant to Appendix A to the Participation Agreement (as defined below).

                               W I T N E S S E T H

         WHEREAS, the parties to this Amendment are parties to that certain Amended and Restated Participation Agreement dated as of November 13, 2001, as amended by that certain Amendment No. 1 to Certain Operative Agreements dated as of March 29, 2002 (as previously or hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $40,267,991.82 lease facility (the "Facility") that has been established in favor of the Lessee;

         WHEREAS, the Lessee has requested certain modifications to the Participation Agreement and certain of the other Operative Agreements in connection with the Lessee's request for greater flexibility regarding its rights to purchase Properties or to cause Properties to be sold;

         WHEREAS, the Lessee has acknowledged that pricing for the transaction evidenced by the Participation Agreement and the other Operative Agreements shall be adjusted by modification to the definition of "Applicable Percentage";

         WHEREAS, certain of the parties to this Amendment are parties to the Lessee Credit Agreement;

         WHEREAS, the parties to this Amendment have acknowledged and agreed that certain amendments and consents provided on or about the date of this Amendment with regard to the Lessee Credit Agreement shall also be effective for purposes of amending the Participation Agreement and the other Operative Agreements and providing consents thereunder;

         WHEREAS, the parties to this Amendment have agreed to the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                   AMENDMENTS

         1.1      Defined Terms.

                  (a) In Appendix A to the Participation Agreement, the definition of "Applicable Percentage" is hereby amended by deleting such definition and replacing such definition with the following:

         ""Applicable Percentage" shall mean, at any time from and after the Second Amendment Effective Date with respect to any ABR Loan, any Eurodollar Loan, any ABR Holder Advance and any Eurodollar Holder Advance, the applicable percentage as determined under the following matrix with reference to the ratio of Consolidated Debt to Consolidated EBITDA calculated as provided below:

                                                               Applicable      Applicable         Applicable
                   Ratio of Consolidated        Applicable     Percentage      Percentage         Percentage
   Pricing                Debt to               Percentage    (Eurodollar     (ABR Holder     (Eurodollar Holder
    Level           Consolidated EBITDA        (ABR Loans)       Loans)         Advances)          Advances)
   -------         ---------------------       -----------    -----------     -----------     ------------------
Level I         Greater than or equal to          1.75%           3.00%           2.50%              3.75%
                3.5 to 1.0
Level II        Less than 3.5 to 1.0 but          1.50%           2.75%           2.25%              3.50%
                greater than or equal to
                3.0 to 1.0
Level III       Less than 3.0 to 1.0 but          1.25%           2.50%           2.00%              3.25%
                greater than or equal to
                2.5 to 1.0
Level IV        Less than 2.5 to 1.0 but          1.00%           2.25%           1.75%              3.00%
                greater than or equal to
                2.0 to 1.0
Level V         Less than 2.0 to 1.0, but         0.75%           2.00%           1.50%              2.75%
                greater than or equal to
                1.5 to 1.0
Level VI        Less than 1.5 to 1.0              0.50%           1.75%           1.25%              2.50%
LE>

                  From the Second Amendment Effective Date until the fifth (5th) Business Day after receipt by the Agent of the financial statements for the fiscal quarter ending March 31, 2003 pursuant to Section 5.1(b) of the Lessee Credit Agreement (together with a Compliance Certificate), the Applicable Percentage shall be 3.00% for Eurodollar Loans, 1.75% for ABR Loans, 3.75% for Eurodollar Holder Advances and 2.50% for ABR Holder Advances. Subject to the preceding sentence, the Applicable Percentages shall be reset from time to time in accordance with the above matrix effective on the fifth (5th) Business Day after receipt by the Agent in accordance with Sections 5.1(a) or (b) of the Lessee Credit Agreement of financial statements together with a Compliance Certificate attaching an Interest Rate Calculation Worksheet (reflecting the computation of the ratio of Consolidated Debt to Consolidated EBITDA as of the last day of the preceding fiscal quarter or fiscal year, as appropriate) that provides for different Applicable Percentages than those then in effect; provided, however, that, notwithstanding the foregoing or anything else herein to the contrary, if at any time the Lessee shall have failed to deliver the financial statements and a Compliance Certificate as required by Section 5.1(a) or Section 5.1(b) of the Lessee Credit Agreement, as the case may be, and Section 5.1(d) of the Lessee Credit Agreement, then at the election of the Majority Secured Parties, at all times from and including the date on which such statements and Compliance Certificate are required to have been delivered to the date on which the same shall have been delivered, each Applicable Percentage shall be determined in accordance with the above matrix as if the ratio of Consolidated Debt to Consolidated EBITDA were greater than or equal to 3.5 to 1.0 (notwithstanding such actual ratio). For all periods prior to the Second Amendment Effective Date, the "Applicable Percentage" shall have the meaning given to such term in the Participation Agreement before giving effect to the Second Amendment to Certain Operative Agreements dated as of March 28, 2003, by and among the Lessee, the Guarantors, the Owner Trustee, the Majority Secured Parties and the Agent."

                  (b) Appendix A to the Participation Agreement is hereby amended to add the following definition in the appropriate alphabetical order:

         ""Second Amendment Effective Date" shall mean March 28, 2003."

         1.2      Flexibility Regarding Purchase Option and/or Sale Option.
Section 8.3(j) of the Participation Agreement is hereby amended by deleting such Section and replacing such Section with the following:

         "(j)     Except as noted in the last sentence of this Section 8.3(j), the Lessee may exercise its Purchase Option and/or Sale Option for each Property on or prior to the Expiration Date to the extent any such exercise of the Purchase Option and/or Sale Option complies with the requirements of the Operative Agreements; provided, an Election Notice is not required to satisfy the requirements pertaining to the timeliness of delivery thereof if such Election Notice is otherwise delivered to the Agent at such a time as is reasonably agreeable to the Agent. Notwithstanding the foregoing, the parties hereto agree that the Property described in Lease Supplement No. 4 (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time for any purpose including without limitation with regard to
         Section 22.6 of the Lease) may be purchased pursuant to the Purchase Option or sold pursuant to the Sale Option after or concurrent with (but not before) such purchase or sale of all other Properties then remaining under lease pursuant to the Lease, and after any such purchase or sale of the Property described in Lease Supplement No. 4 (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time for any purpose including without limitation with regard to Section 22.6 of the Lease), no Property shall remain under lease pursuant to the Lease."

         1.3 References to First Union National Bank. All references in the Operative Agreement to "First Union National Bank" are hereby amended by deleting such references and replacing them with "Wachovia Bank, National Association (formerly known as First Union National Bank)."

         1.4 Amendment to Form of Compliance Certificate. Attachment B to Exhibit L is hereby amended by deleting footnote 1 thereto.

         1.5      Amendment to Lease Agreement.

                  (a) Section 20.1 of the Lease Agreement is hereby amended by deleting at the beginning of such section the language "Not less than one hundred twenty (120) days and no more than one hundred eighty
         (180) days prior to any Payment Date or the Expiration Date" and inserting in lieu thereof the language "Not less than thirty (30) days prior to any Payment Date or the Expiration Date".

                  (b) Section 20.1 of the Lease Agreement is hereby amended by the deleting in the fourth sentence of such section the language "If Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option at least one hundred twenty (120) days and not more than one hundred eighty days prior to the Expiration Date" and inserting in lieu thereof the language "If Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option at least thirty (30) days prior to the Expiration Date".

                  (c) The Lease Agreement is hereby amended by adding the following Section 22.6 as follows:

                  "22.6    RELEASE OF A PORTION OF THE PROPERTY SUBJECT TO LEASE
         SUPPLEMENT NO. 4.

                           By giving Lessor no less than twenty (20) days
                  written notice of Lessee's election, Lessee may request a release from the Ground Lease regarding the Property subject to Lease Supplement No. 4 with such release relating solely to a medical office building (not financed pursuant to the Operative Agreements) located on such Property. Lessor and the Agent shall agree to such a release on the following terms and conditions:

                                    (a)      such release of a portion of the
                           Property subject to Lease Supplement No. 4 and the Property remaining subject to Lease Supplement No. 4 after such release shall each comply with all applicable Laws;

                                    (b)      with respect to the Property
                           remaining subject to Lease Supplement No. 4 after such release, Lessee shall comply with the following provisions of the Participation Agreement (as if the effective date of such release were a Property Closing Date) unless waived by the Majority Secured
                           Parties: Sections 5.3(a), 5.3(b), 5.3(d), 5.3(f),
                           5.3(g), 5.3(i), 5.3(j), 5.3(m), 5.3(n), 5.3(p),
                           5.3(s), 5.3(w), 5.3(z) and 5.3(ii);

                                    (c)      the Property remaining subject to
                           Lease Supplement No. 4 after such release shall continue to constitute an area with appropriate easement and operating agreements such that the value, utility and useful life thereof is not diminished;

                                    (d)      the Property remaining subject to
                           Lease Supplement No. 4 after such release shall at all times satisfy all of the terms and conditions of the Operative Agreements;

                                    (e)      the Agent shall find satisfactory
                           all reciprocal easement agreements, operating agreements and other such rights benefiting the released portion of the subject Property to the extent any of the foregoing constitute an impairment, encroachment or any other limitation imposed on the Property remaining subject to Lease Supplement No. 4 after such release;

                                    (f)      the Agent shall find satisfactory
                           all reciprocal easement agreements, operating agreements and other such rights (as reserved) benefiting the Property remaining subject to Lease Supplement No. 4 after such release;

                                    (g)      all Rent and other amounts due and
                           payable by Lessee under any Operative Agreement shall be paid on or prior to the effective date of such release;

                                    (h)      no Lease Default or Lease Event of
                           Default shall have occurred and be continuing on the effective date of such release; and

                                    (i)      Lessee shall pay, or cause to be
                           paid, all reasonable costs and expenses incurred by any Financing Party in connection with any such release.

                           Lessor and the Agent shall cause to be prepared and
                  shall execute and arrange for recordation of various partial release documents, to the extent necessary, regarding Lease Supplements, memoranda of the Lease Agreement and Lease Supplements and other Security Documents regarding such release. Lessor, the Agent and Lessee shall confer to insure that the appropriate release documentation is prepared."

                                   ARTICLE II
                  CONSENTS AND INSTRUCTION TO THE OWNER TRUSTEE

         For purposes of Section 28.1 of the Lease, the Majority Secured Parties and the Agent hereby consent and agree to the applicable provisions of the Second Amendment to Credit Agreement and Consent dated as of March 28, 2003
(the "Second Amendment to Credit Agreement and Consent") by and among the Lessee, the lenders which are party thereto and Wachovia Bank, National Association, as agent for such lenders, which amendment relates to the Lessee Credit Agreement. In addition, the Majority Secured Parties and the Agent hereby instruct the Owner Trustee to execute this Amendment.

         Specifically, but without limitation, the Majority Secured Parties and the Agent hereby consent and agree to the applicable provisions of the Second Amendment to Credit Agreement and Consent (including without limitation Articles I and II thereof) which (a) modify any of the Incorporated Representations and Warranties, the Incorporated Covenants and/or the Additional Incorporated Terms and/or (b) provide for consents to certain matters whether or not any such consent constitutes a modification as referenced in the foregoing subsection
(a). In addition and without the requirement to obtain any further consent from the Lenders and/or the Holders, the Lessee may purchase or cause to be sold the Properties in accordance with the Operative Agreements (including without limitation Sections 8.3(j) and 8.8 of the Participation Agreement and Articles XX and XXII of the Lease).

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

The Lessee hereby represents and warrants as follows:

         3.1 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties of the Lessee contained in the Participation Agreement and in the other Operative Agreements is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

         3.2 No Default. After giving effect to this Amendment, no Default (other than a Credit Agreement Default) or Event of Default (other than a Credit Agreement Event of Default) has occurred and is continuing.

         3.3 Enforceability. This Amendment has been duly executed and delivered by the Lessee and constitutes the Lessee's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights.

         3.4 No Conflicts. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Lessee of this Amendment

         3.5 Obligations. The execution and delivery of this Amendment does not diminish or reduce the Lessee's obligations under the Operative Agreements, except as expressly modified by this Amendment.

         3.6 No Claims. The Lessee has no claims, counterclaims, offsets or defenses to the Operative Agreements and the performance of its obligations thereunder, or if the Lessee has any such claims, counterclaims, offsets, or defenses to the Operative Agreements or any transaction related to the Operative Agreements, the same are hereby waived, relinquished and released in consideration of the Majority Secured Parties' execution and delivery of this Amendment.

                                   ARTICLE IV
                           CONDITIONS TO EFFECTIVENESS

         The effectiveness of the amendments to the Operative Agreements and of the consents set forth in this Amendment is subject to the satisfaction of the following conditions:

         4.1 Executed Amendment. This Amendment shall have been duly executed and delivered by the Lessee, the Guarantors, the Owner Trustee, the Majority Secured Parties and the Agent and shall be in full force and effect.

         4.2 Second Amendment to Credit Agreement and Consent. The conditions to effectiveness set forth in the Second Amendment to Credit Agreement and Consent shall have been satisfied as required by the agent thereunder. Additionally, the Agent shall have received an executed copy of the Second Amendment to Credit Agreement and Consent consistent with this Amendment and in form and substance satisfactory to the Agent.

         4.3 Representations and Warranties; Officer's Certificate. The following shall be true and the Agent shall have received a certificate, signed by the chief executive officer or chief financial officer of the Lessee, in form and substance satisfactory to the Agent, certifying that (i) each of the representations and warranties of the Lessee contained in this Amendment, the Participation Agreement and the other Operative Agreements is true and correct as of the date of such certificate after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (ii) no Default (other than a Credit Agreement Default) or Event of Default (other than a Credit Agreement Event of Default) has occurred and is continuing after giving effect to this Amendment, and (iii) each of the conditions set forth in this Article IV has been satisfied.

         4.4 Corporate Authority; Consents. The Agent shall have received such evidence of corporate authority and officers' or secretaries' certificates stating that there have been no changes in the bylaws or charter documents of each of the Lessee and the Guarantors (except for changes approved in writing by the Agent), and shall have received a certificate of incumbency with respect to each such Person. The Lessee and the Guarantors shall have obtained all consents and approvals of the boards of directors, shareholders, governmental entities and other applicable third parties necessary in connection with the transactions contemplated herein and shall have delivered copies of the same to the Agent.

         4.5      Fees and Expenses. The Lessee shall have paid to the Agent,
(a) for the account of each of the Lenders and Holders that have entered into this Amendment on or prior to the Second Amendment Effective Date, a fee equal to 0.25% of the sum of the aggregate Revolving Credit Commitments (as defined under the Lessee Credit Agreement) plus the aggregate Loans and Holder Amounts, of such Lenders and Holders, and (b) for the account of the Agent, all other fees and expenses (including legal fees and expenses) that are due and payable as of the date hereof.

         4.6 No Material Adverse Change. No material adverse change shall have occurred in the business, properties, prospects, operations or condition (financial or otherwise) of the Lessee and its Subsidiaries, taken as a whole, since September 30, 2002, and no event, condition or state of facts that could reasonably be expected to have such a material adverse effect shall have occurred since September 30, 2002.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Effect of Amendment. From and after the effective date of the amendments to the Operative Agreements set forth herein, all references to any such Operative Agreement set forth in any other Operative Agreement or other agreement or instrument shall, unless otherwise specifically provided, be references to the applicable Operative Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of any Operative Agreement except as expressly set forth herein. Except as expressly amended hereby, the Operative Agreements shall remain in full force and effect in accordance with their respective terms.

         5.2 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).

         5.3 Expenses. The Lessee agrees to pay upon demand all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of counsel to the Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment.

         5.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

         5.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         5.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

         5.7 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective upon the execution and delivery of a counterpart hereof by the Lessee, the Guarantors, the Owner Trustee, the Majority Secured Parties and the Agent and the satisfaction of the conditions set forth in Article IV hereof.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

CONSTRUCTION AGENT AND LESSEE:

                                         PROVINCE HEALTHCARE COMPANY, as the
                                         Construction Agent and as the Lessee



                                         By: /s/ Christopher T. Hannon
                                            -----------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                           [Signature pages continued]

GUARANTORS:

                                         BRIM HEALTHCARE, INC.



                                         By /s/ Christopher T. Hannon
                                           ------------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Assistant Treasurer

                                         BRIM HOSPITALS, INC.
                                         CARE HEALTH COMPANY, INC.
                                         MEXIA-PRINCIPAL, INC.
                                         OUTPATIENT SERVICES, INC.
                                         PALESTINE-PRINCIPAL G.P., INC.
                                         PHC-AVIATION, INC.
                                         PHC-BELLE GLADE, INC.
                                         PHC-CLEVELAND, INC.
                                         PHC-DOCTORS' HOSPITAL, INC.
                                         PHC-ELKO, INC.
                                         PHC-EUNICE, INC.
                                         PHC-FORT MOHAVE, INC.
                                         PHC-JASPER, INC.
                                         PHC-KNOX, INC.
                                         PHC-LAKE HAVASU, INC.
                                         PHC-LAKEWOOD, INC.
                                         PHC-LOS ALAMOS, INC.
                                         PHC-LOUISIANA, INC.
                                         PHC-MARTINSVILLE, INC.
                                         PHC-MINDEN G.P., INC.
                                         PHC-MORGAN LAKE, INC.
                                         PHC-NEVADA, INC.
                                         PHC-PALESTINE, INC.
                                         PHC-TENNESSEE, INC.
                                         PRHC-ENNIS G.P., INC.
                                         PRINCIPAL HOSPITAL COMPANY OF NEVADA,
                                         INC.
                                         PRINCIPAL-NEEDLES, INC.



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Treasurer

                           [Signature pages continued]

                                         MEXIA PRINCIPAL HEALTHCARE LIMITED
                                         PARTNERSHIP

                                         By:    Mexia-Principal, Inc., its
                                                General Partner



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Treasurer

                                         PALESTINE PRINCIPAL HEALTHCARE LIMITED
                                         PARTNERSHIP

                                         By:    Palestine-Principal G.P., Inc.,
                                                its General Partner



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Treasurer

                                         PHC-ASHLAND, L.P.

                                         By:    PHC-Tennessee, Inc., its General
                                                Partner



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Treasurer

                                         PHC-MINDEN, L.P.

                                         By:    PHC-Minden G.P., Inc., its
                                                General Partner



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Treasurer

                           [Signature pages continued]

                                         PHC-MORGAN CITY, L.P.

                                         By:    PHC-Lakewood, Inc., its General
                                                Partner



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Treasurer

                                         PHC-OPELOUSAS, L.P.

                                         By:    PHC-Doctors' Hospital, Inc., its
                                                General Partner



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Treasurer

                                         PRHC-ENNIS, L.P.

                                         By:    PRHC-Ennis G.P., Inc., its
                                                General Partner



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Assistant
                                                Treasurer

                                         PHC-CHARLESTOWN, L.P.

                                         By:    PHC-Indiana, Inc., its General
                                                Partner



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Treasurer

                           [Signature pages continued]

                                         PHC HOSPITALS, LLC

                                         By:    Province Healthcare Company, its
                                                sole Member



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                                         PHC-INDIANA, INC.



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Treasurer

                                         PRHC-ALABAMA, LLC

                                         By:    Province Healthcare Company, its
                                                sole Member



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                                         PRINCIPAL KNOX, L.L.C.

                                         By:    Principal Knox, L.P., its
                                                Member

                                         By:    PHC Knox, Inc., its General
                                                Partner

                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Treasurer

                           [Signature pages continued]

                                         PRINCIPAL KNOX, L.P.

                                         By:    PHC-Knox, Inc., its General
                                                Partner



                                         By:    /s/ Christopher T. Hannon
                                                -------------------------------
                                         Name:  Christopher T. Hannon
                                         Title: Vice President/Treasurer



                                         /s/ Pam Jeter
                                         --------------------------------------
                                         Witness



                                         /s/ Darla Beranek
                                         --------------------------------------
                                         Witness

                           [Signature pages continued]

OWNER TRUSTEE AND LESSOR:

                                         WELLS FARGO BANK NORTHWEST, NATIONAL
                                         ASSOCIATION, not individually, except
                                         as expressly stated herein, but solely
                                         as the Owner Trustee under the PHC Real
                                         Estate Trust 1998-1, as the Owner
                                         Trustee and as the Lessor



                                         By: /s/ C. Scott Nielsen
                                            -----------------------------------
                                         Name: C. Scott Nielsen
                                         Title: Vice President

                           [Signature pages continued]

HOLDERS, LENDERS, AGENTS AND ARRANGERS:

                                         WACHOVIA BANK, NATIONAL ASSOCIATION
                                         (formerly known as First Union National
                                         Bank), as a Holder, as a Lender and as
                                         the Agent



                                         By: /s/ Harry E. Ellis
                                            -----------------------------------
                                         Name: Harry E. Ellis
                                         Title: Managing Director, Senior Vice
                                                President

                           [Signature pages continued]

                                         BANK OF AMERICA, N.A., as a Holder, as
                                         a Lender, as the Syndication Agent and
                                         as a Co-Lead Arranger



                                         By: /s/ Elizabeth L. Knox
                                            -----------------------------------
                                         Name: Elizabeth L. Knox
                                         Title: Senior Vice President

                           [Signature pages continued]

                                         UBS AG, STAMFORD BRANCH, as a Holder
                                         and as a Lender



                                         By: /s/ Wilfred V. Saint
                                            -----------------------------------
                                         Name: Wilfred V. Saint
                                         Title: Associate Director, Banking
                                                Products, US



                                         By: /s/ Luke Goldsworthy
                                            -----------------------------------
                                         Name: Luke Goldsworthy
                                         Title: Associate Director, Banking
                                                Products, US

                                         UBS WARBURG LLC, as a Co-Documentation
                                         Agent



                                         By: /s/ Reto Jenal
                                            -----------------------------------
                                         Name: Reto Jenal
                                         Title: Executive Director, Banking
                                                Products



                                         By: /s/ Daniel W. Ladd
                                            -----------------------------------
                                         Name: Daniel W. Ladd
                                         Title: Executive Director

                           [Signature pages continued]

                                         MERRILL LYNCH CAPITAL CORPORATION, as
                                         a Holder, as a Lender and as a
                                         Co-Documentation Agent



                                         By: /s/ Michael E. O'Brien
                                            -----------------------------------
                                         Name: Michael E. O'Brien
                                         Title: Vice President

                           [Signature pages continued]

                                         NATIONAL CITY BANK OF KENTUCKY, as a
                                         Lender



                                         By: /s/ Deroy Scott
                                            -----------------------------------
                                         Name: Deroy Scott
                                         Title: Sr. Vice President

                           [Signature pages continued]

                                         U.S. BANK NATIONAL ASSOCIATION (f/k/a
                                         Firstar Bank, National Association),
                                         as a Holder and as a Lender



                                         By: /s/ S. W. Choppin
                                            -----------------------------------
                                         Name: S. W. Choppin
                                         Title: Senior Vice President

                           [Signature pages continued]

                                         BNP PARIBAS, as a Holder and as a
                                         Lender



                                         By: /s/ Brock Harris
                                            -----------------------------------
                                         Name: Brock Harris
                                         Title: Director



                                         By: /s/ Jeffrey Casucci
                                            -----------------------------------
                                         Name: Jeffrey Casucci
                                         Title: Vice President

                           [Signature pages continued]

                                         SUNTRUST BANK, as a Holder and as a
                                         Lender



                                         By: /s/ Cathy Hunnicutt
                                            -----------------------------------
                                         Name: Cathy Hunnicutt
                                         Title: Portfolio Manager

                           [Signature pages continued]

                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as a Lender



                                         By: /s/ Brian P. Schwinn
                                            -----------------------------------
                                         Name: Brian P. Schwinn
                                         Title: Duly Authorized Signatory

                           [Signature pages continued]

                                         AMSOUTH BANK, as a Holder and a Lender



                                         By: /s/ Allison H. Jones
                                            -----------------------------------
                                         Name: Allison H. Jones
                                         Title: Vice President

                           [Signature pages continued]

                                         CREDIT LYONNAIS NEW YORK BRANCH, as a
                                         Holder and a Lender



                                         By: /s/ Charles Heidsieck
                                            -----------------------------------
                                         Name: Charles Heidsieck
                                         Title: Senior Vice President

                           [Signature pages continued]

                                         LASALLE BANK NATIONAL ASSOCIATION, as
                                         a Lender



                                         By: /s/ Sarah Rusner
                                            -----------------------------------
                                         Name: Sarah Rusner
                                         Title: First Vice President

                              [Signature pages end]